UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 8, 2024

SNAP INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38017	45-5452795
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3000 31st Street Santa Monica, California		90405
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (310) 399-3339

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.00001 per share	SNAP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

As previously disclosed, on August 2, 2022, Snap Inc. (the “Company”) and certain of its directors were named as defendants in a class action lawsuit in the Court of Chancery of the State of Delaware, captioned City of Warwick v. Snap Inc. et al., Docket No. 2022-0679-PAF (the “Lawsuit”). The Lawsuit was purportedly brought on behalf of Class A common stockholders and alleged that a transaction between the Company’s two co-founders and the Company, in which its two co-founders agreed to employment agreements and the Company agreed to amend its certificate of incorporation and issue a stock dividend if certain conditions were met, was not advantageous to the stockholders, constituted a breach of fiduciary duty, and should have been put to a vote of the Class A stockholders.

On December 19, 2023, a scheduling order was entered by the Court of Chancery of the State of Delaware, concerning an Amended Stipulation of Compromise and Settlement (the “Amended Stipulation of Settlement”) that was executed by the parties to the Lawsuit on December 15, 2023 that sets forth the terms and conditions for the settlement and dismissal, with prejudice, of the Lawsuit. The Amended Stipulation of Settlement amends a prior scheduling order which, as previously disclosed, was entered by the Court of Chancery of the State of Delaware on June 21, 2023 concerning a superseded stipulation of Compromise and Settlement that was executed by the parties to the Lawsuit on June 13, 2023. While defendants continue to believe they have meritorious defenses to the Lawsuit, defendants understand that litigation is inherently uncertain and have agreed to the Amended Stipulation of Settlement to resolve the disputes, avoid the costs and risks of further litigation, and avoid unwarranted distractions to the Company’s management. This disclosure is being filed pursuant to the amended scheduling order.

As previously disclosed, on July 21, 2022, the Company entered into a series of transactions that provided for, among other things, the future declaration and payment of a special dividend of one share of Class A common stock on each outstanding share of Snap’s common stock (the “Special Dividend”), which would not be declared and paid until the later of (i) June 30, 2023 and (ii) the first business day following the date on which the 65-Day VWAP (as defined below) equals or exceeds $40 per share, or, if the board of directors so determined, a date that is within five business days after the later of such two dates. The Amended Stipulation of Settlement provides that the Company has agreed to, among other things, modify the condition for the declaration of the Special Dividend to be the first business day following the date that, subject to certain adjustments, (i) the 90-Day VWAP equals or exceeds $40 per share, and (ii) the ratio of the 90-day VWAP to $8.70 (the closing price of Snap Class A common stock on May 10, 2023), equals or exceeds the ratio of the average closing price of the S&P 500 index for the same 90 trading days for which the 90-Day VWAP was calculated to 8,862.85 (the closing value of the S&P 500 Total Return index (^SP500TR) on May 10, 2023). (As used herein, the “65-Day VWAP” and “90-Day VWAP” refer to, respectively, the average of the volume weighted average price per share of the Company’s Class A common stock traded on the New York Stock Exchange, or any other national securities exchange on which the shares of the Company’s Class A common stock are then traded, for each of the 65 or 90 trading days ending on, and including, the first trading day immediately preceding the date of determination of the 65-Day or 90-Day VWAP). The Amended Stipulation of Settlement provides other terms and the Company’s stockholders should review its complete terms. The Amended Stipulation of Settlement remains subject to the satisfaction of various conditions, including sending notice to Snap Inc. common stockholders and judicial approval, the settlement fairness hearing for which is currently scheduled for February 26, 2024, at 3:15p.m. at 500 North King Street, Wilmington, DE 19801.

A copy of the press release containing a summary notice of the Amended Stipulation of Settlement is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, or the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act, about us and our industry that involve substantial risks and uncertainties. All statements other than statements of historical facts contained in this Current Report on Form 8-K, including statements regarding our future results of operations or financial condition, our future stock repurchase programs or stock dividends, business strategy and plans, and objectives of management for future operations, are forward-looking statements. In some cases, you can identify forward-looking statements because they contain words such as “anticipate,” “believe,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “going to,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “will,” or “would” or the negative of these words or other similar terms or expressions. We caution you that the foregoing may not include all of the forward-looking statements made in this Current Report on Form 8-K.

You should not rely on forward-looking statements as predictions of future events. The Company has based the forward-looking statements contained in this Current Report on Form 8-K primarily on the Company’s current expectations and projections about future events and trends, including the Company’s financial outlook, macroeconomic uncertainty, and geo-political conflicts, that the Company believes may continue to affect the Company’s business, financial condition, results of operations, and prospects. These forward-looking statements are subject to risks and uncertainties related to: the Company’s financial performance; the Company’s ability to attain and sustain profitability; the Company’s ability to generate and sustain positive cash flow; the Company’s ability to attract and retain users, partners, and advertisers; competition and new market entrants; managing the Company’s growth and future expenses; compliance with new laws, regulations, and executive actions; the Company’s ability to maintain, protect, and enhance the Company’s intellectual property; the Company’s ability to succeed in existing and new market segments; the Company’s ability to attract and retain qualified team members and key personnel; the Company’s ability to repay or refinance outstanding debt, or to access additional financing; future acquisitions, divestitures or investments; and the potential adverse impact of climate change, natural disasters, health epidemics, macroeconomic conditions, and war or other armed conflict, as well as risks, uncertainties, and other factors described in “Risk Factors” and elsewhere in the Company’s most recent periodic report filed with the U.S. Securities and Exchange Commission (the “SEC”), which is available on the SEC’s website at www.sec.gov. Additional information will be made available in other filings that the Company makes from time to time with the SEC. In addition, any forward-looking statements contained in this Current Report on Form 8-K are based on assumptions that the Company believes to be reasonable as of this date. The Company undertakes no obligation to update any forward-looking statements to reflect events or circumstances after the date of this Current Report on Form 8-K or to reflect new information or the occurrence of unanticipated events, including future developments related to geo-political conflicts and macroeconomic conditions, except as required by law.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press release dated January 8, 2024.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SNAP INC.

Date: January 8, 2024	By:	/s/ Derek Andersen
Derek Andersen
Chief Financial Officer